Exhibit 99.2


                               UBS Investment Bank
                            Fixed Bid Stratification

                Available; AF30 June 6/1; No 20yr; '; '; High; '
================================================================================


--------------------------------------------------------------------------------
Pool Summary                              COUNT                UPB          %
--------------------------------------------------------------------------------
Conforming                                  360     $46,582,408.00      70.43%
Non-Conforming                               45      19,556,624.00      29.57
--------------------------------------------------------------------------------
Total:                                      405     $66,139,032.00     100.00%
--------------------------------------------------------------------------------
Adjusted Balance: $66,139,031.93
Data as of Date: 2004-06-01
GROSS WAC: 6.9122%
NET WAC: 6.580%
% SF/PUD: 78.05%
% FULL/ALT: 8.20%
% CASHOUT: 18.80%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.00%
WA LTV: 91.67%
% FICO > 679: 58.84%
% NO FICO: 0.00%
WA FICO: 691
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 3.99%
CALIFORNIA %: 6.85%
Latest Maturity Date: 20340601
Loans with Prepay Penalties: 3.99%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Product Type                              COUNT                UPB          %
--------------------------------------------------------------------------------
30 YR FXD                                   405     $66,139,032.00     100.00%
--------------------------------------------------------------------------------
Total:                                      405     $66,139,032.00     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Balance                          COUNT                UPB          %
--------------------------------------------------------------------------------
$0.01 - $50,000.00                           37     $ 1,352,145.00       2.04%
$50,000.01 - $100,000.00                    103       7,687,204.00      11.62
$100,000.01 - $150,000.00                   109      13,645,298.00      20.63
$150,000.01 - $200,000.00                    56       9,698,323.00      14.66
$200,000.01 - $250,000.00                    32       7,258,888.00      10.98
$250,000.01 - $300,000.00                    14       3,827,309.00       5.79
$300,000.01 - $350,000.00                    11       3,566,176.00       5.39
$350,000.01 - $400,000.00                    21       7,813,686.00      11.81
$400,000.01 - $450,000.00                     6       2,530,014.00       3.83
$450,000.01 - $500,000.00                     5       2,360,264.00       3.57
$500,000.01 - $550,000.00                     4       2,138,983.00       3.23
$550,000.01 - $600,000.00                     2       1,160,602.00       1.75
$600,000.01 - $650,000.00                     5       3,100,140.00       4.69
--------------------------------------------------------------------------------
Total:                                      405     $66,139,032.00     100.00%
--------------------------------------------------------------------------------
Minimum: $17,000.00
Maximum: $634,593.00
Average: $163,735.68
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Unpaid Balance                            COUNT                UPB          %
--------------------------------------------------------------------------------
$0.01 - $50,000.00                           37     $ 1,352,145.00       2.04%
$50,000.01 - $100,000.00                    103       7,687,204.00      11.62
$100,000.01 - $150,000.00                   111      13,945,112.00      21.08
$150,000.01 - $200,000.00                    54       9,398,510.00      14.21
$200,000.01 - $250,000.00                    32       7,258,888.00      10.98
$250,000.01 - $300,000.00                    14       3,827,309.00       5.79
$300,000.01 - $350,000.00                    15       4,962,223.00       7.50
$350,000.01 - $400,000.00                    17       6,417,639.00       9.70
$400,000.01 - $450,000.00                     6       2,530,014.00       3.83
$450,000.01 - $500,000.00                     5       2,360,264.00       3.57
$500,000.01 - $550,000.00                     4       2,138,983.00       3.23
$550,000.01 - $600,000.00                     2       1,160,602.00       1.75
$600,000.01 - $650,000.00                     5       3,100,140.00       4.69
--------------------------------------------------------------------------------
Total:                                      405     $66,139,032.00     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Gross Rate                                COUNT                UPB          %
--------------------------------------------------------------------------------
6.251% - 6.500%                              77     $15,265,131.00      23.08%
6.501% - 6.750%                              88      15,205,186.00      22.99
6.751% - 7.000%                              85      12,979,785.00      19.62
7.001% - 7.250%                              98      13,814,067.00      20.89
7.251% - 7.500%                              36       6,130,735.00       9.27
7.501% - 7.750%                              15       1,840,162.00       2.78
7.751% - 8.000%                               3         594,104.00       0.90
8.001% - 8.250%                               2         174,106.00       0.26
9.751% - 10.000%                              1         135,757.00       0.21
--------------------------------------------------------------------------------
Total:                                      405     $66,139,032.00     100.00%
--------------------------------------------------------------------------------
Minimum: 6.500%
Maximum: 9.905%
Weighted Average: 6.912%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Net Rate                                  COUNT                UPB          %
--------------------------------------------------------------------------------
6.001% - 6.250%                              85     $17,238,649.00      26.06%
6.251% - 6.500%                             114      18,637,113.00      28.18
6.501% - 6.750%                              97      13,846,637.00      20.94
6.751% - 7.000%                              75      11,235,700.00      16.99
7.001% - 7.250%                              21       3,488,271.00       5.27
7.251% - 7.500%                               8       1,032,571.00       1.56
7.501% - 7.750%                               2         350,227.00       0.53
7.751% - 8.000%                               2         174,106.00       0.26
9.501% - 9.750%                               1         135,757.00       0.21
--------------------------------------------------------------------------------
Total:                                      405     $66,139,032.00     100.00%
--------------------------------------------------------------------------------
Minimum: 6.055%
Maximum: 9.655%
Weighted Average: 6.580%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Term to Maturity                 COUNT                UPB          %
--------------------------------------------------------------------------------
360 - 360                                   405     $66,139,032.00     100.00%
--------------------------------------------------------------------------------
Total:                                      405     $66,139,032.00     100.00%
--------------------------------------------------------------------------------
Minimum: 360
Maximum: 360
Weighted Average: 360
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================

                               Jun 2, 2004 13:00                     Page 1 of 4

                               UBS Investment Bank
                            Fixed Bid Stratification

                Available; AF30 June 6/1; No 20yr; '; '; High; '
================================================================================


--------------------------------------------------------------------------------
Remaining Term to Stated Maturity         COUNT                UPB          %
--------------------------------------------------------------------------------
301 - 359                                   401     $65,781,286.00      99.46%
360 - 360                                     4         357,746.00       0.54
--------------------------------------------------------------------------------
Total:                                      405     $66,139,032.00     100.00%
--------------------------------------------------------------------------------
Minimum: 332
Maximum: 360
Weighted Average: 357
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Seasoning                                 COUNT                UPB          %
--------------------------------------------------------------------------------
<= 0                                          4     $   357,746.00       0.54%
1 - 1                                        66       7,670,942.00      11.60
2 - 2                                       187      28,254,551.00      42.72
3 - 3                                       109      21,530,724.00      32.55
4 - 4                                        15       3,278,791.00       4.96
5 - 5                                        12       2,962,911.00       4.48
6 - 6                                         2         307,602.00       0.47
7 - 12                                        6       1,253,064.00       1.89
13 - 24                                       3         410,678.00       0.62
25 - 36                                       1         112,023.00       0.17
--------------------------------------------------------------------------------
Total:                                      405     $66,139,032.00     100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 28
Weighted Average: 3
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FICO Scores                               COUNT                UPB          %
--------------------------------------------------------------------------------
520 - 529                                     1     $    50,076.00       0.08%
550 - 559                                     1         118,400.00       0.18
580 - 589                                     6         387,721.00       0.59
590 - 599                                     1          85,360.00       0.13
600 - 609                                     5         558,000.00       0.84
610 - 619                                     8         642,029.00       0.97
620 - 629                                    18       2,375,383.00       3.59
630 - 639                                    24       3,392,440.00       5.13
640 - 649                                    37       4,800,579.00       7.26
650 - 659                                    28       5,019,109.00       7.59
660 - 669                                    45       7,582,078.00      11.46
670 - 679                                    14       2,211,977.00       3.34
680 - 689                                    32       6,361,855.00       9.62
690 - 699                                    31       5,894,000.00       8.91
700 - 709                                    25       4,523,366.00       6.84
710 - 719                                    21       4,029,970.00       6.09
720 - 729                                    24       3,646,467.00       5.51
730 - 739                                    26       4,387,964.00       6.63
740 - 749                                    13       3,253,270.00       4.92
750 - 759                                    13       1,854,306.00       2.80
760 - 769                                    13       1,591,976.00       2.41
770 - 779                                     8       1,650,111.00       2.49
780 - 789                                     5         817,390.00       1.24
790 - 799                                     5         853,755.00       1.29
800 - 809                                     1          51,449.00       0.08
--------------------------------------------------------------------------------
Total:                                      405     $66,139,032.00     100.00%
--------------------------------------------------------------------------------
Minimum: 525
Maximum: 800
Weighted Average: 691
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan To Value Ratio                       COUNT                UPB          %
--------------------------------------------------------------------------------
80.001% - 85.000%                            15     $ 5,260,356.00       7.95%
85.001% - 90.000%                           208      34,180,304.00      51.68
90.001% - 95.000%                           133      22,544,122.00      34.09
95.001% - 100.000%                           49       4,154,250.00       6.28
--------------------------------------------------------------------------------
Total:                                      405     $66,139,032.00     100.00%
--------------------------------------------------------------------------------
Minimum: 85.00%
Maximum: 100.00%
Weighted Average: 91.67%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Combined Loan To Value Ratio              COUNT                UPB          %
--------------------------------------------------------------------------------
80.001% - 85.000%                            15     $ 5,260,356.00       7.95%
85.001% - 90.000%                           208      34,180,304.00      51.68
90.001% - 95.000%                           133      22,544,122.00      34.09
95.001% - 100.000%                           49       4,154,250.00       6.28
--------------------------------------------------------------------------------
Total:                                      405     $66,139,032.00     100.00%
--------------------------------------------------------------------------------
Minimum: 85.00%
Maximum: 100.00%
Weighted Average: 91.67%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DTI                                       COUNT                UPB          %
--------------------------------------------------------------------------------
<= 0.000%                                   312     $54,166,745.00      81.90%
6.001% - 11.000%                              1         104,605.00       0.16
11.001% - 16.000%                             1          29,178.00       0.04
16.001% - 21.000%                             4         281,169.00       0.43
21.001% - 26.000%                             6         413,705.00       0.63
26.001% - 31.000%                             9       1,176,849.00       1.78
31.001% - 36.000%                            15       1,969,195.00       2.98
36.001% - 41.000%                            15       2,309,565.00       3.49
41.001% - 46.000%                            12       1,713,851.00       2.59
46.001% - 51.000%                            13       1,759,135.00       2.66
51.001% - 56.000%                             7         867,951.00       1.31
56.001% - 61.000%                             3         418,332.00       0.63
61.001% - 66.000%                             6         803,622.00       1.22
66.001% - 71.000%                             1         125,130.00       0.19
--------------------------------------------------------------------------------
Total:                                      405     $66,139,032.00     100.00%
--------------------------------------------------------------------------------
Minimum: 0.000%
Maximum: 67.030%
Weighted Average: 41.220%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================

                               Jun 2, 2004 13:00                     Page 2 of 4

                               UBS Investment Bank
                            Fixed Bid Stratification

                Available; AF30 June 6/1; No 20yr; '; '; High; '
================================================================================


--------------------------------------------------------------------------------
Geographic Concentration                  COUNT                UPB          %
--------------------------------------------------------------------------------
NY                                           53     $10,500,840.00      15.88%
FL                                           38       6,293,124.00       9.51
NJ                                           28       6,234,924.00       9.43
CA                                           17       4,528,643.00       6.85
MD                                           16       3,868,285.00       5.85
IL                                           27       3,789,821.00       5.73
PA                                           31       2,956,957.00       4.47
TX                                           27       2,930,017.00       4.43
MA                                           10       2,786,997.00       4.21
NV                                            6       2,158,373.00       3.26
GA                                           13       1,598,586.00       2.42
MN                                            8       1,556,289.00       2.35
SC                                            8       1,381,695.00       2.09
OH                                           14       1,309,747.00       1.98
CT                                            6       1,167,603.00       1.77
VA                                            3       1,165,948.00       1.76
AZ                                            8       1,069,137.00       1.62
NM                                            9         992,253.00       1.50
CO                                            4         903,287.00       1.37
IN                                            9         873,033.00       1.32
OR                                            2         667,562.00       1.01
DE                                            5         641,651.00       0.97
WV                                            5         552,550.00       0.84
KY                                            4         507,472.00       0.77
IA                                            4         435,807.00       0.66
NE                                            3         409,369.00       0.62
LA                                            3         401,395.00       0.61
MO                                            5         382,735.00       0.58
NC                                            5         370,312.00       0.56
OK                                            4         318,636.00       0.48
UT                                            1         266,400.00       0.40
MI                                            3         262,670.00       0.40
ND                                            2         226,426.00       0.34
AR                                            2         225,633.00       0.34
VT                                            2         218,215.00       0.33
DC                                            1         197,641.00       0.30
WA                                            1         194,499.00       0.29
KS                                            3         189,345.00       0.29
ID                                            2         181,869.00       0.27
AK                                            1         179,390.00       0.27
TN                                            2         177,193.00       0.27
HI                                            1         149,986.00       0.23
MS                                            2         149,226.00       0.23
RI                                            1         142,847.00       0.22
NH                                            1         139,172.00       0.21
SD                                            1         137,530.00       0.21
AL                                            1         116,318.00       0.18
WI                                            1          97,122.00       0.15
WY                                            1          83,059.00       0.13
ME                                            1          51,449.00       0.08
--------------------------------------------------------------------------------
Total:                                      405     $66,139,032.00     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
North-South CA                            COUNT                UPB          %
--------------------------------------------------------------------------------
States Not CA                               388     $61,610,389.00      93.15%
South CA                                     15       3,984,504.00       6.02
North CA                                      2         544,139.00       0.82
--------------------------------------------------------------------------------
Total:                                      405     $66,139,032.00     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Zip Code Concentration                    COUNT                UPB          %
--------------------------------------------------------------------------------
89138                                         2     $ 1,013,967.00       1.53%
20165                                         2         756,783.00       1.14
11590                                         2         718,644.00       1.09
33037                                         1         633,443.00       0.96
10901                                         1         624,961.00       0.94
Other                                       397      62,391,233.00      94.33
--------------------------------------------------------------------------------
Total:                                      405     $66,139,032.00     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan Purpose                              COUNT                UPB          %
--------------------------------------------------------------------------------
Purchase                                    320     $51,011,368.00      77.13%
Cash Out Refi                                67      12,434,518.00      18.80
Rate & Term Refi                             18       2,693,147.00       4.07
--------------------------------------------------------------------------------
Total:                                      405     $66,139,032.00     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Cashout Indicator                         COUNT                UPB          %
--------------------------------------------------------------------------------
No                                          338     $53,704,514.00      81.20%
Yes                                          67      12,434,518.00      18.80
--------------------------------------------------------------------------------
Total:                                      405     $66,139,032.00     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Document Type                             COUNT                UPB          %
--------------------------------------------------------------------------------
No Doc                                      241     $37,379,263.00      56.52%
DL                                           61       5,599,918.00       8.47
Full                                         36       5,208,403.00       7.87
No Ratio                                     12       4,701,788.00       7.11
No Income No Appraisal                       10       4,088,796.00       6.18
No Income No Asset                           17       3,980,862.00       6.02
Stated Doc                                   12       2,203,522.00       3.33
Stated Income Full Asset                      6       1,089,341.00       1.65
Asset Only                                    6         905,035.00       1.37
Reduced                                       1         381,807.00       0.58
Alternate                                     1         213,655.00       0.32
Income Only                                   1         207,465.00       0.31
No Income Verified                            1         179,178.00       0.27
--------------------------------------------------------------------------------
Total:                                      405     $66,139,032.00     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Property Type                             COUNT                UPB          %
--------------------------------------------------------------------------------
Single Family                               292     $45,210,384.00      68.36%
Pud                                          18       5,928,740.00       8.96
Two Family                                   31       4,263,051.00       6.45
Four Family                                  17       3,290,628.00       4.98
Three Family                                 14       3,187,599.00       4.82
Low Rise Condo (2-4 floors)                  22       2,743,282.00       4.15
Condomimium                                   4         705,272.00       1.07
Single Family Attached                        3         293,450.00       0.44
Pud Attached                                  1         189,000.00       0.29
High Rise Condo (gt 8 floors)                 1         173,547.00       0.26
Coop                                          2         154,081.00       0.23
--------------------------------------------------------------------------------
Total:                                      405     $66,139,032.00     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================

                               Jun 2, 2004 13:00                     Page 3 of 4

                               UBS Investment Bank
                            Fixed Bid Stratification

                Available; AF30 June 6/1; No 20yr; '; '; High; '
================================================================================


--------------------------------------------------------------------------------
Occupancy                                 COUNT                UPB          %
--------------------------------------------------------------------------------
Owner Occupied                              300     $53,598,959.00      81.04%
Investor Occupied                            93      10,701,332.00      16.18
Second Home                                  12       1,838,741.00       2.78
--------------------------------------------------------------------------------
Total:                                      405     $66,139,032.00     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Prepayment Penalty (Months)               COUNT                UPB          %
--------------------------------------------------------------------------------
0.000                                       389     $63,503,324.00      96.01%
36.000                                        5       1,134,590.00       1.72
60.000                                       11       1,501,118.00       2.27
--------------------------------------------------------------------------------
Total:                                      405     $66,139,032.00     100.00%
--------------------------------------------------------------------------------
wa Term: 1.979
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Balloon Flag                              COUNT                UPB          %
--------------------------------------------------------------------------------
Not a Balloon Loan                          405     $66,139,032.00     100.00%
--------------------------------------------------------------------------------
Total:                                      405     $66,139,032.00     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Lien Position                             COUNT                UPB          %
--------------------------------------------------------------------------------
1                                           405     $66,139,032.00     100.00%
--------------------------------------------------------------------------------
Total:                                      405     $66,139,032.00     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Mortgage Ins.                             COUNT                UPB          %
--------------------------------------------------------------------------------
AMIC                                         36     $ 5,165,973.00       7.81%
Amerin                                        2         193,704.00       0.29
Assumed PMI Coverage                         10       1,884,517.00       2.85
GEMICO                                       37       5,211,434.00       7.88
MGIC                                         13       2,302,651.00       3.48
MI (MI Company Unknown)                       3         320,157.00       0.48
PMI Mortgage Insurance                      216      37,024,000.00      55.98
Radian Guaranty                               6       1,137,337.00       1.72
Republic Mortgage Insurance                   9       2,966,540.00       4.49
Triad Guaranty Insurance Co.                  5       1,301,638.00       1.97
United Guaranty                              68       8,631,082.00      13.05
--------------------------------------------------------------------------------
Total:                                      405     $66,139,032.00     100.00%
--------------------------------------------------------------------------------
% LTV > 80 NO MI: 0.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================

                               Jun 2, 2004 13:00                     Page 4 of 4